CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) shares in Thousands, $ in Thousands		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Net sales
Net sales	[1]	$ 8,978	$ 10,878	$ 15,753
Cost of net sales
Cost of net sales		7,927	7,972	11,363
Gross profit		1,051	2,906	4,390
Operating expenses:
Selling, general and administrative	[2]	4,964	5,152	5,318
Research and development		4,644	5,085	5,881
Total operating expenses		9,608	10,237	11,199
Operating loss		(8,557)	(7,331)	(6,809)
Interest income		2,241	2,791	2,208
Other income (expense), net (including related parties amounts of nil, $32 and nil for the years ended December 31, 2025, 2024 and 2023, respectively)		(12)	855	2,024
Loss before income taxes		(6,328)	(3,685)	(2,577)
Income tax expense		(1,622)	(683)	(1,274)
Net loss		$ (7,950)	$ (4,368)	$ (3,851)
Net loss per share Basic		$ (0.87)	$ (0.48)	$ (0.42)
Net loss per share Diluted		$ (0.87)	$ (0.48)	$ (0.42)
Weighted average shares outstanding-Basic		9,190	9,150	9,113
Weighted average shares outstanding-Diluted		9,190	9,150	9,113
Net loss		$ (7,950)	$ (4,368)	$ (3,851)
Other comprehensive loss, net of tax
Net change in cumulative translation adjustment		(891)	(1,906)	(2,527)
Comprehensive loss		(8,841)	(6,274)	(6,378)
Products
Net sales
Net sales	[1]	751	1,406	4,594
Cost of net sales
Cost of net sales		1,401	1,223	3,666
Services
Net sales
Net sales	[1]	8,227	9,472	11,159
Cost of net sales
Cost of net sales		$ 6,526	$ 6,749	$ 7,697

[1]	Revenue recognized for the years ended December 31, 2025, 2024 and 2023 that was included in deferred revenue (including current and non-current) and customer advances as of the beginning of each year was $0.8 million, $0.1 million and $0.1 million, respectively.
[2]	Allowances for credit loss of approximately $0.6 million, and reversals of credit losses of approximately $0.04 million and $1.3 million, were recognized as selling expenses in 2025, 2024 and 2023, respectively.